FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT

            THIS FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT ("Amendment") is made to be effective for all purposes as of June 3, 2005, between PEPCO HOLDINGS, INC., a Delaware corporation ("Seller") and THE JOHN AKRIDGE DEVELOPMENT COMPANY, a Virginia corporation ("Buyer").

            Seller and Buyer entered into a Sale and Purchase Agreement with an Effective Date of June 3, 2005 ("Original Agreement"). Seller and Buyer desire to amend the Original Agreement as set forth in this Amendment. Each capitalized term used but not defined in this Amendment has the meaning assigned to it in the Original Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
1.	Exhibits. Exhibits A and B to this Amendment are hereby adopted by Seller and Buyer as Exhibits A and B, respectively, to the Original Agreement.
2.

Escrow Agent; Title Company. The "Title Company" as defined in Section 2.04 of the Original Agreement shall be Tri-State Commercial Closings, Inc., as agent for Fidelity National Title Insurance Company. Seller hereby approves such Title Company as required by the Original Agreement. Pursuant to Section 1.02(a) of the Original Agreement, the Title Company shall also act as Escrow Agent.

3.	Escrow Provisions.
a.

Escrow Agent acknowledges receipt of the Initial Deposit, which shall be deposited and held at Branch Banking & Trust Company in Account #5160018455 (subaccount number to be determined). Escrow Agent shall hold and release the Deposit in accordance with the terms and provisions of the Original Agreement, as such provisions are modified by this Section 3.

b.

Notwithstanding Section 1.02(a) of the Original Agreement, Buyer and Seller agree that, provided Buyer deposited the Initial Deposit with Escrow Agent on or before 11:00 a.m. (EDT), June 8, 2005, by wire transfer of immediately available funds sent in accordance with instructions provided by Escrow Agent, the Initial Deposit shall be deemed to have been made in accordance with the Original Agreement.

c.

Section 8.02 of the Original Agreement is hereby amended by deleting the phrase "Seller shall hold the Deposit" in the second line and replacing such phrase with the phrase "Escrow Agent shall hold the Deposit".

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d.

Except as otherwise set forth in Section 8.02 of the Original Agreement (as modified by Section 3(c) of this Amendment) or in this Section 3(d), Escrow Agent shall release the Deposit only in accordance with joint written instructions of Seller and Buyer.

e.

In carrying out or performing its responsibilities hereunder, Escrow Agent shall have the right, but not the obligation, to require and receive such written certifications or instruction from either or both of Seller and Buyer, as Escrow Agent deems reasonably necessary or appropriate for taking any action hereunder.

f.

Escrow Agent may assume the genuineness of any document or signature which appears to be genuine (whether original or photocopy) if such document or signature is presented to it. Escrow Agent may act and rely upon any writing, affidavit, instrument, or signature, which it, in good faith believes to be genuine, and it may assume the validity and accuracy of any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give such writing, notice, advice or instruction in connection with provisions hereof has been duly authorized to do so.

	g.	Escrow Agent shall not charge any fees or charges for its functions as Escrow Agent under the Agreement.
h.

The duties and undertakings of Escrow Agent hereunder shall be limited to the safekeeping of the funds deposited hereunder and the disposition of same in accordance with the Agreement. Escrow Agent agrees to perform only the duties and undertakings as expressly provided herein and no other duties or obligations shall be implied against Escrow Agent. Seller and Buyer each hereby agree to indemnify Escrow Agent and its officers, directors, shareholders, employees and agents and hold them harmless from and against any and all manner of claims, damages, liabilities, losses, actions, expenses, fees or charges of any character or nature, including attorney's fees, arising out of Escrow Agent's performance of its obligations under the Agreement, including any litigation arising from the Agreement or involving the subject matter of the Agreement, except to the extent caused by the negligence, willful misconduct or fraud of such indemnified parties.

4.	Notices. Section 9.05 of the Original Agreement is hereby amended as follows:
	a.	A copy of all notices delivered to Buyer shall be delivered to:
Arnold & Porter LLP 555 Twelfth Street, N.W. Washington, D.C. 20004 Attn: Carey W. Smith, Esq.
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	b.	Notices to Escrow Agent shall be delivered in accordance with Section 9.05 of the Original Agreement to:
Tri-State Commercial Closings, Inc. 1150 18th Street, N.W. Suite 575 Washington, D.C. 20036 Attn: Richard W. Klein, Jr., Esq.
5.

Ratification. Except as expressly modified by this Amendment, the Original Agreement shall continue in full force and effect in accordance with its terms. References in the Original Agreement or in this Amendment to "Agreement" shall be deemed to be references to the Original Agreement as modified by this Amendment.

6.

Counterparts; Execution By Facsimile. This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement. Execution and delivery of this Amendment by facsimile shall be sufficient for all purposes and shall be binding on any person who so executes and delivers this Amendment. Solely for purposes of this Section 6, delivery of an executed counterpart of this Amendment shall be effective upon delivery of a facsimile transmission to: Seller, c/o Mr. Vernon D. Gibson, Fax No. 202-331-6355, with a copy to Allen H. Fox, Fax No. 202-663-6363; Buyer, c/o Mr. Thomas W. Wilbur, Fax No. 202-347-8043; and Escrow Agent, c/o Richard W. Klein, Jr., Esq., Fax No. 202-955-5646.

[signatures on following page]
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IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment on the dates set forth below, to be effective for all purposes as of the Effective Date.
SELLER:		PEPCO HOLDINGS, INC.
By: W. J. SIM Name: W. J. Sim Title: S.V.P.
Date of Execution: 6/10/05
BUYER:		THE JOHN AKRIDGE DEVELOPMENT COMPANY
By: THOMAS W. WILBUR Name: Thomas W. Wilbur Title: SVP
Date of Execution: 8 June 2005
Joinder of Escrow Agent

            The undersigned has executed this Amendment for the sole purpose of evidencing its agreement to comply with the provisions of Section 3 of this Amendment. The undersigned's consent is not required for, nor must notice be given to the undersigned of, any amendment, supplement, waiver or modification of the Agreement that does not affect the rights or obligations of Escrow Agent under the Agreement.

ESCROW AGENT:		TRI-STATE COMMERCIAL CLOSINGS, INC.
By: RICHARD W. KLEIN, JR. Name: Richard W. Klein, Jr. Title: President
Date of Execution: June 8, 2005
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EXHIBIT A
DESCRIPTION OF PROPERTY
Parcel I:
Lot 13 in the subdivision made by Potomac Electric Power Company in Square 607, per plat recorded in Book 152 at page 52 in the Office of the Surveyor of the District of Columbia.
Parcels II:
Original Lots 1 through 14, both inclusive, in Square 609.
Parcel III:
Lot 19 in the subdivision made by Potomac Electric Power Company in Square 611, per plat recorded in Book 156 at page 110 in the Office of the Surveyor of the District of Columbia.
Parcel IV:

That portion of U Street closed, which vested in the owner(s) of Lot(s) __________ in Square 611, and which is shown on plat recorded in Book 112 at page 89 in the Office of the Surveyor of the District of Columbia.

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EXHIBIT B
ENVIRONMENTAL REPORTS
Draft Phase I Environmental Site Assessment, Buzzard Point (Squares 609 & 611), 2nd St SW, Washington, D.C., dated October 13, 2004, prepared by URS Corporation, Inc.
Limited Phase II Environmental Investigation Buzzard Point, 2nd Street SW / V Street SW, Washington, D.C., dated March 22, 2005, prepared by URS Corporation, Inc.
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